FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 22, 2002



                            GREATER COMMUNITY BANCORP

             (Exact name of registrant as specified in its charter)





          NEW JERSEY                01-14294                22-2545165

        (State of other           (Commission             (IRS Employer
         jurisdiction of            File No.)              Identification No.)
         incorporation)



         55 UNION BOULEVARD, TOTOWA, NJ                    07512

(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code: 973-942-1111





        (Former name or former address, if changed since last report)

Item 5.  Other Events

George E. Irwin, President and CEO of Greater Community Bancorp (GFLS), announced today that an offer to acquire 1st Constitution Bancorp (FCCY) at a price of $34.00 per share had been rejected by 1st Constitution's board of directors. The offer consisted of 35% in cash and 65% in Greater Community common stock.


Item 7.  Financial Statements and Exhibits.

  (c)    Exhibits.  The following exhibit is being filed with this Report and is attached hereto:

                    99.1 Press Release issued October 22, 2002 relating to the outcome of the offer to acquire 1st Constitution Bancorp.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   GREATER COMMUNITY BANCORP
                                  (Registrant)




Date: October 22, 2002              /s/ Naqi A. Naqvi
      ----------------             ---------------------------
                                    (Signature)

                                      Naqi A. Naqvi
                                      Vice President and Treasurer
                                      Principal Accounting Officer

                                  Exhibit 99.1
                           GREATER COMMUNITY BANCORP
           55 Union Blvd., P.O. Box 269, Totowa, New Jersey 07511-0269
                       (973) 942-1111 Fax: (973) 942-9816
                            www.greatercommunity.com



         FOR FURTHER INFORMATION:

         AT GREATER COMMUNITY BANCORP
         SYMBOL:  GFLS
         George E. Irwin
         President & CEO
         973-942-1111 Ext. 1018
         geirwin@greatercommunity.com


         George E. Irwin, President and CEO of Greater Community Bancorp (GFLS), announced today that an offer to acquire 1st Constitution Bancorp
         (FCCY) at a price of $34.00 per share had been rejected by 1st Constitution's board of directors. The offer consisted of 35% in cash and 65% in Greater Community common stock.